SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K/A

                                  CURRENT REPORT

                                 AMENDMENT NO. 1

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  JUNE 26, 1997


                                  MAUI USA INC.
                (Exact Name of Registrant as Specified in Charter)




   NEVADA                   33-55254-34         87-0485322
   (State or Other          (Commission File    (I.R.S. Employer
   Jurisdiction of          Number)             Identification
   Incorporation)                               Number)


             505 FRONT STREET, SUITE 233, LAHAINA, MAUI, HAWAII 96761
              (Address of Principal Executive Offices)    (Zip Code)

                     Registrant's telephone number, including
                            area code:  (808) 667-0647
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   The Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated June 25, 1997, as set forth in the pages attached hereto.

   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

             (a)  Not applicable

             (b)  Not applicable.

             (c)  The following exhibits are filed with this report:

   Exhibit Number                Description

        16.1                     Letter from Coopers & Lybrand L.L.P. dated
                                 June 26, 1997.
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                                    SIGNATURES


        In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   Dated: July 10, 1997                    MAUI USA INC.



                                      By:/s/ Myron O. Kirkeby
                                         --------------------
                                         Myron O. Kirkeby
                                         President, Chief Executive
                                         Officer and Treasurer
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                                  EXHIBIT INDEX


   Exhibit Number                Description

        16.1                     Letter from Coopers & Lybrand L.L.P. dated
                                 June 26, 1997
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